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                                    EXHIBIT A



                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Class B common stock, par value $0.10 per share, of Lennar Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 25th day of April 2003.




                                       LMM FAMILY PARTNERSHP, L.P.
                                       By: LMM Family Corp.
                                           its general partner


                                       By: /s/ Stuart A. Miller
                                          --------------------------------------
                                           Name:  Stuart A. Miller
                                           Title:    President




                                       THE MILLER CHARITABLE FUND, L.P.
                                       By: LMM Family Corp.
                                           its general partner


                                       By: /s/ Stuart A. Miller
                                          --------------------------------------
                                           Name:  Stuart A. Miller
                                           Title:    President




                                       LMM FAMILY CORP.


                                       By: /s/ Stuart A. Miller
                                          --------------------------------------
                                           Name:  Stuart A. Miller
                                           Title:    President
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                                       MARITAL TRUST I CREATED UNDER THE
                                       LEONARD MILLER AMENDED AND RESTATED
                                       REVOCABLE TRUST AGREEMENT DATED JUNE
                                       8, 2001


                                       By: /s/ Stuart A. Miller
                                          --------------------------------------
                                           Name:  Stuart A. Miller
                                           Title:    Trustee